                               JOHN HANCOCK TRUST
              AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT

      AMENDMENT (the "Amendment") made this 14th day of October, 2005, to the Amended and Restated Advisory Agreement dated January 1, 1996, as amended and restated May 1, 1999, as amended, between John Hancock Trust (formerly, Manufacturers Investment Trust), a Massachusetts business trust (the "Trust") and John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC), a Delaware limited liability company ("JHIMS" or the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGES TO APPENDIX A

Appendix A to this Agreement is amended to reflect changes to the advisory fees of portfolios of the Trust as noted in the Amendment and the addition of new portfolios to the Trust as noted in the Amendment (collectively, the "Portfolios").

2. EFFECTIVE DATE

This Amendment shall become effective with respect to each Portfolio on the later of:

(i)   the date of its execution,

(ii)  approval by the Board of Trustees of the Trust of the Amendment, and

(iii) if applicable, the date of the meeting of shareholders (or sole shareholder, if applicable) of the Portfolio called for the purpose of voting on the Amendment, at which meeting the Amendment shall have been approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended) of the Portfolio.

JOHN HANCOCK TRUST

By: _____________________________
    Keith F. Hartstein, President

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

By:   JOHN HANCOCK  LIFE INSURANCE COMPANY (U.S.A.),
      ITS MANAGING MEMBER

By: _____________________________
    John D. DesPrez III, Chairman

                                   APPENDIX A

      The Adviser shall serve as investment adviser for each Portfolio of the Trust listed below. The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Adviser Fee").

            The term Aggregate Net Assets in the chart below includes the net assets of a Portfolio of the Trust. It also includes with respect to certain Portfolios as indicated in the chart the net assets of one or more other portfolios, but in each case only for the period during which the subadviser for the Portfolio also serves as the subadviser for the other portfolio(s) and only with respect to the net assets of such other portfolio(s) that are managed by the subadviser.

            For purposes of determining Aggregate Net Assets and calculating the Adviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

      The Adviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Adviser Fee for each Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.

      If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

 PORTFOLIOS WHERE NET ASSETS AGGREGATED WITH NET ASSETS OF OTHER PORTFOLIOS FOR
                       PURPOSES OF DETERMINING BREAKPOINTS

                                              FIRST           BETWEEN            BETWEEN          BETWEEN        EXCESS
                                              $50           $50 MILLION       $200 MILLION     $500 MILLION       OVER
                                             MILLION            AND                AND              AND        $1 BILLION
                                               OF         $200 MILLION OF    $500 MILLION OF   $1 BILLION OF       OF
                                            AGGREGATE      AGGREGATE NET      AGGREGATE NET    AGGREGATE NET   AGGREGATE
PORTFOLIO                                  NET ASSETS         ASSETS             ASSETS           ASSETS       NET ASSETS
--------------------------------------     ----------     ---------------    ---------------   -------------   ----------
All Cap Core(1).......................       0.800%           0.800%              0.800%           0.750%        0.750%
Blue Chip Growth(2)...................       0.825%           0.825%              0.825%           0.825%        0.800%
Bond Index A(3).......................       0.470%           0.470%              0.470%           0.470%        0.470%
Dynamic Growth(4).....................       0.950%           0.950%              0.950%           0.900%        0.900%
Emerging Growth(5)....................       0.800%           0.800%              0.800%           0.800%        0.800%
Emerging Small Company(6).............       1.000%           1.000%              1.000%           0.970%        0.950%
Equity-Income(7)......................       0.825%           0.825%              0.825%           0.825%        0.800%
Global Allocation(8)..................       0.850%           0.850%              0.850%           0.800%        0.800%
High Yield(9).........................       0.725%           0.725%              0.725%           0.650%        0.650%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the All Cap Core Trust, a series of the Trust, and the All Cap Core Fund, a series of John Hancock Funds II, are included.

(2) For purposes of determining Aggregate Net Assets, the net assets of: the Blue Chip Growth Trust, a series of the Trust, and the Blue Chip Growth Fund, a series of John Hancock Funds II, are included.

(3) For purposes of determining Aggregate Net Assets, the net assets of: the Bond Index Trust A, a series of the Trust, and the Bond Index Fund A, a series of John Hancock Funds II, are included.

(4) For purposes of determining Aggregate Net Assets, the net assets of: the Dynamic Growth Trust, a series of the Trust, and the Dynamic Growth Fund, a series of John Hancock Funds II, are included.

(5) For purposes of determining Aggregate Net Assets, the net assets of: the Emerging Growth Trust, a series of the Trust, and the Emerging Growth Fund, a series of John Hancock Funds II, are included.

(6) For purposes of determining Aggregate Net Assets, the net assets of: the Emerging Small Company Trust, a series of the Trust, and the Emerging Small Company Fund, a series of John Hancock Funds II, are included.

(7) For purposes of determining Aggregate Net Assets, the net assets of: the Equity-Income Trust, a series of the Trust, and the Equity-Income Fund, a series of John Hancock Funds II, are included.

(8) For purposes of determining Aggregate Net Assets, the net assets of: the Global Allocation Trust, a series of the Trust, and the Global Allocation Fund, a series of John Hancock Funds II, are included.

(9) For purposes of determining Aggregate Net Assets, the net assets of: the High Yield Trust, a series of the Trust, and the High Yield Fund, a series of John Hancock Funds II, are included.

                                              FIRST           BETWEEN            BETWEEN          BETWEEN        EXCESS
                                              $50           $50 MILLION        $200 MILLION     $500 MILLION      OVER
                                             MILLION            AND                AND              AND        $1 BILLION
                                               OF         $200 MILLION OF    $500 MILLION OF   $1 BILLION OF       OF
                                            AGGREGATE      AGGREGATE NET      AGGREGATE NET    AGGREGATE NET   AGGREGATE
PORTFOLIO                                  NET ASSETS         ASSETS             ASSETS           ASSETS       NET ASSETS
--------------------------------------     ----------     ---------------    ---------------   -------------   ----------
Health Sciences(1)....................       1.050%           1.050%              1.050%           1.000%        1.000%
International Small Cap(2)............       1.050%           1.050%              0.950%           0.850%        0.850%
International Value(3)................       0.950%           0.950%              0.850%           0.800%        0.800%
Investment Quality Bond(4)............       0.600%           0.600%              0.600%           0.550%        0.550%
Mid Cap Stock(5)......................       0.875%           0.875%              0.850%           0.825%        0.825%
Mid Cap Value(6)......................       0.900%           0.900%              0.850%           0.825%        0.825%
Mid Value(7)..........................       1.050%           0.950%              0.950%           0.950%        0.950%
Money Market(8).......................       0.500%           0.500%              0.500%           0.470%        0.470%
Natural Resources(9)..................       1.050%           1.000%              1.000%           1.000%        1.000%
Pacific Rim(10).......................       0.800%           0.800%              0.800%           0.700%        0.700%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Health Sciences Trust, a series of the Trust, and the Health Sciences Fund, a series of John Hancock Funds II, are included.

(2) For purposes of determining Aggregate Net Assets, the net assets of: the International Small Cap Trust, a series of the Trust, and the International Small Cap Fund, a series of John Hancock Funds II, are included.

(3) For purposes of determining Aggregate Net Assets, the net assets of: the International Value Trust, a series of the Trust, the International Value Fund, a series of John Hancock Funds II, the Global Trust, a series of the Trust and the Global Fund, a series of John Hancock Funds II, are included.

(4) For purposes of determining Aggregate Net Assets, the net assets of: the Investment Quality Bond Trust, a series of the Trust, and the Investment Quality Bond Fund, a series of John Hancock Funds II, are included.

(5) For purposes of determining Aggregate Net Assets, the net assets of: the Mid Cap Stock Trust, a series of the Trust, and the Mid Cap Stock Fund, a series of John Hancock Funds II, are included.

(6) For purposes of determining Aggregate Net Assets, the net assets of: the Mid Cap Value Trust, a series of the Trust, and the Mid Cap Value Fund, a series of John Hancock Funds II, are included.

(7) For purposes of determining Aggregate Net Assets, the net assets of: the Mid Value Trust, a series of the Trust, and the Mid Value Fund, a series of John Hancock Funds II, are included.

(8) For purposes of determining Aggregate Net Assets, the net assets of: the Money Market Trust, a series of the Trust, and the Money Market Fund, a series of John Hancock Funds II, are included.

(9) For purposes of determining Aggregate Net Assets, the net assets of: the Natural Resources Trust, a series of the Trust, and the Natural Resources Fund, a series of John Hancock Funds II, are included.

(10) For purposes of determining Aggregate Net Assets, the net assets of: the Pacific Rim Trust, a series of the Trust, and the Pacific Rim Fund, a series of John Hancock Funds II, are included.

                                              FIRST           BETWEEN            BETWEEN          BETWEEN        EXCESS
                                              $50           $50 MILLION        $200 MILLION     $500 MILLION      OVER
                                             MILLION            AND                AND              AND        $1 BILLION
                                               OF         $200 MILLION OF    $500 MILLION OF   $1 BILLION OF       OF
                                            AGGREGATE      AGGREGATE NET      AGGREGATE NET    AGGREGATE NET   AGGREGATE
PORTFOLIO                                  NET ASSETS         ASSETS             ASSETS           ASSETS       NET ASSETS
--------------------------------------     ----------     ---------------    ---------------   -------------   ----------
Quantitative All Cap(1)...............       0.750%           0.700%              0.700%           0.700%        0.700%
Quantitative Mid Cap(2)...............       0.750%           0.750%              0.650%           0.650%        0.650%
Real Estate Securities(3).............       0.700%           0.700%              0.700%           0.700%        0.700%
Science & Technology(4)...............       1.050%           1.050%              1.050%           1.000%        1.000%
Small Cap(5)..........................       0.850%           0.850%              0.850%           0.850%        0.850%
Small Cap Opportunities(6)............       1.000%           1.000%              1.000%           0.950%        0.950%
Small Company Value(7)................       1.050%           1.050%              1.050%           1.000%        1.000%
Special Value(8)......................       1.000%           1.000%              1.000%           0.950%        0.950%
Strategic Bond(9).....................       0.725%           0.725%              0.725%           0.650%        0.650%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Quantitative All Cap Trust, a series of the Trust, and the Quantitative All Cap Fund, a series of John Hancock Funds II, are included.

(2) For purposes of determining Aggregate Net Assets, the net assets of: the Quantitative Mid Cap Trust, a series of the Trust, and the Quantitative Mid Cap Fund, a series of John Hancock Funds II, are included.

(3) For purposes of determining Aggregate Net Assets, the net assets of: the Real Estate Securities Trust, a series of the Trust, and the Real Estate Fund, a series of John Hancock Funds II, are included.

(4) For purposes of determining Aggregate Net Assets, the net assets of: the Science & Technology Trust, a series of the Trust, and the Science & Technology Fund, a series of John Hancock Funds II, are included.

(5) For purposes of determining Aggregate Net Assets, the net assets of: the Small Cap Trust, a series of the Trust, and the Small Cap Fund, a series of John Hancock Funds II, are included.

(6) For purposes of determining Aggregate Net Assets, the net assets of: the Small Cap Opportunities Trust, a series of the Trust, and the Small Cap Opportunities Fund, a series of John Hancock Funds II, are included.

(7) For purposes of determining Aggregate Net Assets, the net assets of: the Small Company Value Trust, a series of the Trust, and the Small Company Value Fund, a series of John Hancock Funds II, are included.

(8) For purposes of determining Aggregate Net Assets, the net assets of: the Special Value Trust, a series of the Trust, and the Special Value Fund, a series of John Hancock Funds II, are included.

(9) For purposes of determining Aggregate Net Assets, the net assets of: the Strategic Bond Trust, a series of the Trust, and the Strategic Bond Fund, a series of John Hancock Funds II, are included.

                                                              BETWEEN            BETWEEN          BETWEEN        EXCESS
                                              FIRST         $50 MILLION        $250 MILLION     $500 MILLION      OVER
                                              $50               AND                AND              AND        $1 BILLION
                                           MILLION OF     $250 MILLION OF    $500 MILLION OF   $1 BILLION OF       OF
                                            AGGREGATE      AGGREGATE NET      AGGREGATE NET    AGGREGATE NET   AGGREGATE
PORTFOLIO                                  NET ASSETS         ASSETS             ASSETS           ASSETS       NET ASSETS
--------------------------------------     ----------     ---------------    ---------------   -------------   ----------
All Cap Value(1)......................       0.850%           0.850%              0.800%           0.750%        0.750%
Financial Services(2).................       0.850%           0.800%              0.800%           0.750%        0.750%
Fundamental Value(3)..................       0.850%           0.800%              0.800%           0.750%        0.750%
International Opportunities(4)........       1.000%           1.000%              0.950%           0.900%        0.900%
Large Cap(5)..........................       0.850%           0.850%              0.800%           0.750%        0.750%
Mid Cap Index(6)......................       0.490%           0.490%              0.480%           0.460%        0.460%
Small Cap Index(7)....................       0.490%           0.490%              0.480%           0.460%        0.460%
Total Stock Market Index(8)...........       0.490%           0.490%              0.480%           0.460%        0.460%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the All Cap Value Trust, a series of the Trust, and the All Cap Value Fund, a series of John Hancock Funds II, are included.

(2) For purposes of determining Aggregate Net Assets, the net assets of: the Financial Services Trust, a series of the Trust, and the Financial Services Fund, a series of John Hancock Funds II, are included.

(3) For purposes of determining Aggregate Net Assets, the net assets of: the Fundamental Value Trust, a series of the Trust, and the Fundamental Value Fund, a series of John Hancock Funds II, are included.

(4) For purposes of determining Aggregate Net Assets, the net assets of: the International Opportunities Trust, a series of the Trust, and the International Opportunities Fund, a series of John Hancock Funds II, are included.

(5) For purposes of determining Aggregate Net Assets, the net assets of: the Large Cap Trust, a series of the Trust, and the Large Cap Fund, a series of John Hancock Funds II, are included.

(6) For purposes of determining Aggregate Net Assets, the net assets of: the Mid Cap Index Trust, a series of the Trust, and the Mid Cap Index Fund, a series of John Hancock Funds II, are included.

(7) For purposes of determining Aggregate Net Assets, the net assets of: the Small Cap Index Trust, a series of the Trust, and the Small Cap Index Fund, a series of John Hancock Funds II, are included.

(8) For purposes of determining Aggregate Net Assets, the net assets of: the Total Stock Market Index Trust, a series of the Trust, and the Total Stock Market Index Fund, a series of John Hancock Funds II, are included.

                                                                                      BETWEEN $1 BILLION        EXCESS OVER
                                                          BETWEEN $500 MILLION AND    AND $2.5 BILLION OF      $2.5 BILLION
                                FIRST $500 MILLION OF   $1 BILLION OF AGGREGATE NET      AGGREGATE NET       OF AGGREGATE NET
PORTFOLIO                       AGGREGATE NET ASSETS              ASSETS                    ASSETS                ASSETS
Growth Opportunities(1)                0.800%                     0.780%                     0.770%               0.760%
Growth(2)                              0.800%                     0.780%                     0.770%               0.760%
Intrinsic Value(3)                     0.780%                     0.760%                     0.750%               0.740%
U.S. Multi Sector(4)                   0.780%                     0.760%                     0.750%               0.740%
Value Opportunities(5)                 0.800%                     0.780%                     0.770%               0.760%

(1) For purposes of determining Aggregate Net Assets, the net assets of the Growth Opportunities Trust, a series of the Trust, the Growth Opportunities Fund, a series of John Hancock Funds III and the Growth Opportunities Fund, a series of John Hancock Funds II, are included.

(2) For purposes of determining Aggregate Net Assets, the net assets of both the Growth Trust, a series of the Trust, the Growth Fund, a series of John Hancock Funds III and the Growth Fund, a series of John Hancock Funds II, are included.

(3) For purposes of determining Aggregate Net Assets, the net assets of the Intrinsic Value Trust, a series of the Trust, the Intrinsic Value Fund, a series of John Hancock Funds III and the assets of the Intrinsic Value Fund, a series of John Hancock Funds II, are included.

(4) For purposes of determining Aggregate Net Assets, the net assets of the U.S. Multi Sector Trust, a series of the Trust, and the U.S. Multi Sector Fund, a series of John Hancock Funds II, are included.

(5) For purposes of determining Aggregate Net Assets, the net assets of the Value Opportunities Trust, a series of the Trust, the Value Opportunities Fund, a series of John Hancock Funds III and the Value Opportunities Fund, a series of John Hancock Funds II, are included.

                                              FIRST           BETWEEN            BETWEEN          BETWEEN        EXCESS
                                              $50           $50 MILLION        $200 MILLION     $500 MILLION      OVER
                                             MILLION            AND                AND              AND        $1 BILLION
                                               OF         $200 MILLION OF    $500 MILLION OF   $1 BILLION OF       OF
                                            AGGREGATE      AGGREGATE NET      AGGREGATE NET    AGGREGATE NET   AGGREGATE
PORTFOLIO                                  NET ASSETS         ASSETS             ASSETS           ASSETS       NET ASSETS
--------------------------------------     ----------     ---------------    ---------------   -------------   ----------
U.S. Government Securities(1).........       0.650%            0.650%             0.650%           0.550%        0.550%
U.S. High Yield Bond(2)...............       0.750%            0.750%             0.720%           0.720%        0.720%
Value(3)..............................       0.750%            0.750%             0.725%           0.650%        0.650%
500 Index(4)..........................       0.470%            0.470%             0.470%           0.460%        0.460%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the U.S. Government Securities Trust, a series of the Trust, and the U.S. Government Securities Fund, a series of John Hancock Funds II, are included.

(2) For purposes of determining Aggregate Net Assets, the net assets of: the U.S. High Yield Bond Trust, a series of the Trust, and the U.S. High Yield Bond Fund, a series of John Hancock Funds II, are included.

(3) For purposes of determining Aggregate Net Assets, the net assets of: the Value Trust, a series of the Trust, and the Value Fund, a series of John Hancock Funds II, are included.

(4) For purposes of determining Aggregate Net Assets, the net assets of: the 500 Index Trust, a series of the Trust, and the 500 Index Fund, a series of John Hancock Funds II, are included.

                                                              BETWEEN
                                              FIRST        $500 MILLION
                                              $500              AND            EXCESS OVER
                                           MILLION OF      $1 BILLION OF      $1 BILLION OF
                                            AGGREGATE      AGGREGATE NET      AGGREGATE NET
PORTFOLIO                                  NET ASSETS         ASSETS             ASSETS
--------------------------------------     ----------     ---------------    ---------------
Quantitative Value(1).................        0.700%          0.650%              0.600%
Strategic Income(2)...................        0.725%          0.650%              0.650%
U.S. Global Leaders Growth(3).........       0.7125%          0.675%              0.675%
Value & Restructuring(4)..............        0.850%          0.800%              0.800%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Quantitative Value Trust, a series of the Trust, and the Quantitative Value Fund, a series of John Hancock Funds II, are included.

(2) For purposes of determining Aggregate Net Assets, the net assets of: the Strategic Income Trust, a series of the Trust, and the Strategic Income Fund, a series of John Hancock Funds II, are included.

(3) For purposes of determining Aggregate Net Assets, the net assets of: the U.S. Global Leaders Growth Trust, a series of the Trust, and the U.S. Global Leaders Growth Fund, a series of John Hancock Funds II, are included.

(4) For purposes of determining Aggregate Net Assets, the net assets of: the Value & Restructuring Trust, a series of the Trust, and the Value & Restructuring Fund, a series of John Hancock Funds II, are included.

                                                              BETWEEN           BETWEEN           BETWEEN        EXCESS
                                              FIRST        $100 MILLION       $200 MILLION      $500 MILLION      OVER
                                              $100              AND               AND               AND        $1 BILLION
                                           MILLION OF     $200 MILLION OF    $500 MILLION OF   $1 BILLION OF       OF
                                            AGGREGATE      AGGREGATE NET     AGGREGATE NET     AGGREGATE NET   AGGREGATE
PORTFOLIO                                  NET ASSETS         ASSETS            ASSETS            ASSETS       NET ASSETS
--------------------------------------     ----------     ---------------    ---------------   -------------   ----------
International Equity Index A(1).......       0.550%           0.530%             0.530%            0.530%        0.530%
Small Cap Growth(2)...................       1.100%           1.050%             1.050%            1.050%        1.050%
Small Cap Value(3)....................       1.100%           1.050%             1.050%            1.050%        1.050%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the International Equity Index Trust A, a series of the Trust, and the International Equity Index Fund A, a series of John Hancock Funds II, are included.

(2) For purposes of determining Aggregate Net Assets, the net assets of: the Small Cap Growth Trust, a series of the Trust, and the Small Cap Growth Fund, a series of John Hancock Funds II, are included.

(3) For purposes of determining Aggregate Net Assets, the net assets of: the Small Cap Value Trust, a series of the Trust, and the Small Cap Value Fund, a series of John Hancock Funds II, are included.

                                                              BETWEEN            BETWEEN           BETWEEN          EXCESS
                                              FIRST        $300 MILLION        $600 MILLION      $900 MILLION        OVER
                                               $300             AND                AND               AND         $1.5 BILLION
                                           MILLION OF     $600 MILLION OF    $900 MILLION OF   $1.5 BILLION OF        OF
                                            AGGREGATE      AGGREGATE NET      AGGREGATE NET     AGGREGATE NET     AGGREGATE
PORTFOLIO                                  NET ASSETS         ASSETS             ASSETS            ASSETS         NET ASSETS
--------------------------------------     ----------     ---------------    ---------------   ---------------   ------------
Strategic Value(1)....................       0.850%            0.825%             0.800%           0.775%           0.700%
Utilities(2)..........................       0.850%            0.825%             0.800%           0.775%           0.700%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Strategic Value Trust, a series of the Trust, and the Strategic Value Fund, a series of John Hancock Funds II, are included.

(2) For purposes of determining Aggregate Net Assets, the net assets of: the Utilities Trust, a series of the Trust, and the Utilities Fund, a series of John Hancock Funds II, are included.

                                                               BETWEEN
                                                             $250 MILLION        BETWEEN
                                             FIRST $250        AND $500        $500 MILLION     EXCESS OVER
                                             MILLION OF       MILLION OF      AND $1 BILLION   $1 BILLION OF
                                             AGGREGATE        AGGREGATE        OF AGGREGATE      AGGREGATE
PORTFOLIO                                  NET ASSETS(10)   NET ASSETS(10)    NET ASSETS(10)   NET ASSETS(10)
Spectrum Income(1)....................         0.800%           0.725%            0.725%           0.725%
Vista Trust(2)........................         0.900%           0.850%            0.825%           0.800%

(1) For purposes of determining Aggregate Net Assets, the net asset of: the Spectrum Income Trust, a series of the Trust, and the Spectrum Income Fund, a series of John Hancock Funds II, are included.

(2) For purposes of determining Aggregate Net Assets, the net assets of: the Vista Trust, a series of the Trust, and the Vista Fund, a series of John Hancock Funds II, are included.

                                                 FIRST           EXCESS OVER
                                             $300 MILLION      $300 MILLION OF
                                           OF AGGREGATE NET     AGGREGATE NET
PORTFOLIO                                      ASSETS              ASSETS
--------------------------------------     ----------------    ---------------
Capital Appreciation(1)...............          0.850%              0.800%

(1)For purposes of determining Aggregate Net Assets, the net assets of: the Capital Appreciation Trust, a series of the Trust, and the Capital Appreciation Fund, a series of John Hancock Funds II, are included.

                                                             BETWEEN
                                              FIRST       $200 MILLION
                                              $200             AND            EXCESS OVER
                                           MILLION OF    $400 MILLION OF    $400 MILLION OF
                                            AGGREGATE     AGGREGATE NET      AGGREGATE NET
PORTFOLIO                                  NET ASSETS        ASSETS             ASSETS
--------------------------------------     ----------    ---------------    ---------------
Core Bond(1)..........................       0.690%           0.640%            0.600%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Core Bond Trust, a series of the Trust, and the Core Bond Fund, a series of John Hancock Funds II, are included.

                                                 FIRST          EXCESS OVER
                                           $350 MILLION OF    $350 MILLION OF
                                            AGGREGATE NET      AGGREGATE NET
PORTFOLIO                                      ASSETS              ASSETS
--------------------------------------     ---------------    ---------------
Core Equity(1)........................         0.850%              0.750%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Core Equity Trust, a series of the Trust, and the Core Equity Fund, a series of John Hancock Funds II, are included.

                                               FIRST           EXCESS OVER
                                           $1 BILLION OF      $1 BILLION OF
                                           AGGREGATE NET      AGGREGATE NET
PORTFOLIO                                     ASSETS              ASSETS
--------------------------------------     -------------      -------------
Global(1).............................        0.850%              0.800%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Global Trust, a series of the Trust, the Global Fund, a series of John Hancock Funds II, the International Value Trust, a series of the Trust, and the International Value Fund, a series of John Hancock Funds II, are included.

                                   FIRST $100 MILLION           BETWEEN $100 MILLION AND $1       EXCESS OVER  $1 BILLION OF
PORTFOLIO                        OF AGGREGATE NET ASSETS      BILLION OF AGGREGATE NET ASSETS         AGGREGATE NET ASSETS
International Stock(1)                   0.920%                            0.895%                            0.880%

(1) For the purposes of determining Aggregate Net Assets, the assets of the International Stock Trust, a series of John Hancock Trust, the assets of the International Core Fund, a series of John Hancock Funds III, and the assets of the International Stock Fund, a series of John Hancock Funds II, are included.

                                 FIRST $100 MILLION OF             BETWEEN $100 MILLION AND       EXCESS OVER $1 BILLION OF
PORTFOLIO                        AGGREGATE NET ASSETS         $1 BILLION OF AGGREGATE NET ASSETS    AGGREGATE NET ASSETS
International Growth(1)                  0.920%                             0.895%                          0.880%

(1) For purposes of determining Aggregate Net Assets, the net assets of both the International Growth Trust, a series of the Trust, the International Growth Fund, a series of John Hancock Funds III and the International Growth Fund, a series of John Hancock Funds II, are included.

                                                           EXCESS OVER
                                        FIRST            $750 MILLION OF
                                    $750 MILLION OF       AGGREGATE NET
PORTFOLIO                        AGGREGATE NET ASSETS        ASSETS
------------------------------   --------------------    ---------------
Large Cap Growth(1)...........          0.850%                0.800%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Large Cap Growth Trust, a series of the Trust, and the Large Cap Growth Fund, a series of John Hancock Funds II, are included.

                                                         BETWEEN           BETWEEN
                                                      $100 MILLION       $300 MILLION
                                       FIRST              AND                AND              EXCESS OVER
                                   $100 MILLION      $300 MILLION OF    $500 MILLION OF     $500 MILLION OF
                                 OF AGGREGATE NET     AGGREGATE NET      AGGREGATE NET       AGGREGATE NET
PORTFOLIO                            ASSETS              ASSETS             ASSETS              ASSETS
------------------------------   ----------------    ---------------    ---------------     ---------------
Large Cap Value(1)............        0.850%              0.850%             0.825%             0.800%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Large Cap Value Trust, a series of the Trust, and the Large Cap Value Fund, a series of John Hancock Funds II, are included.

                                                         BETWEEN             BETWEEN
                                        FIRST        $50 MILLION AND    $100 MILLION AND      EXCESS OVER
                                  $50 MILLION OF     $100 MILLION OF     $250 MILLION OF    $250 MILLION OF
                                   AGGREGATE NET     AGGREGATE NET       AGGREGATE NET      AGGREGATE NET
PORTFOLIO                            ASSETS              ASSETS              ASSETS             ASSETS
------------------------------   ----------------    ---------------    ----------------    ---------------
Short-Term Bond(1)............       0.600%              0.600%              0.575%             0.550%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Short -Term Bond Trust, a series of the Trust, and the Short-Term Fund, a series of John Hancock Funds II, are included.

                                      FIRST            EXCESS OVER
                                 $125 MILLION OF     $125 MILLION OF
                                  AGGREGATE NET       AGGREGATE NET
PORTFOLIO                            ASSETS              ASSETS
------------------------------   ---------------     ---------------
Small Company(1)..............       1.050%              1.000%

(1) For purposes of determining Aggregate Net Assets, the net assets of: the Small Company Trust, a series of the Trust, and the Small Company Fund, a series of John Hancock Funds II, are included.

                                                         FIRST       EXCESS OVER
PORTFOLIO                                            $250 MILLION   $250 MILLION
Small Company Growth Trust(1)...................         1.05%          1.00%

(1) When Aggregate Net Assets exceed $1 billion, the advisory fee for the Small Company Growth Trust is 1.00% on all assets. For purposes of determining Aggregate Net Assets, the net assets of: the Small Company Growth Trust, the All Cap Growth Trust and the Mid Cap Core Trust, each a series of the Trust, and of the Small Company Growth Fund, the All Cap Growth Fund and the Mid Cap Core Fund, each a series of John Hancock Funds II, are included.

                                                FIRST           EXCESS OVER
                                           $7.5 BILLION OF    $7.5 BILLION OF
                                            AGGREGATE NET      AGGREGATE NET
PORTFOLIO                                     ASSETS(1)          ASSETS(1)
---------------------------------------    ---------------    ---------------
Lifestyle Aggressive 1000..............        0.050%             0.040%
Lifestyle Growth 820...................        0.050%             0.040%
Lifestyle Balanced 640.................        0.050%             0.040%
Lifestyle Moderate 460.................        0.050%             0.040%
Lifestyle Conservative 280.............        0.050%             0.040%

(1) For purposes of determining Aggregate Net Assets, the net assets of:
Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust, and Lifestyle Conservative 280 Trust, each a series of John Hancock Trust and Lifestyle Aggressive Trust, Lifestyle Growth Trust, Lifestyle Balanced Trust, Lifestyle Moderate Trust, Lifestyle Conservative Trust, each a series of John Hancock Funds II, are included.

 PORTFOLIOS WHERE NET ASSETS NOT AGGREGATED WITH NET ASSETS OTHER PORTFOLIOS FOR
                       PURPOSES OF DETERMINING BREAKPOINTS

PORTFOLIO                                  ALL ASSET LEVELS
---------------------------------------    ----------------
Active Bond............................         0.600%
Global Bond............................         0.700%
Managed Trust..........................         0.690%
Real Return Bond.......................         0.700%
Total Return...........................         0.700%
Classic Value..........................         0.800%

                                             BETWEEN          BETWEEN
                                           $50 MILLION      $200 MILLION         BETWEEN
                             FIRST             AND              AND         $500 MILLION AND    EXCESS OVER
                          $50 MILLION      $200 MILLION   $500 MILLION OF    $1 BILLION OF     $1 BILLION OF
                          OF AGGREGATE    OF AGGREGATE     AGGREGATE NET     AGGREGATE NET       AGGREGATE
PORTFOLIO                  NET ASSETS      NET ASSETS         ASSETS             ASSETS          NET ASSETS
----------------------   -------------    -------------   ---------------   ----------------   -------------
All Cap Growth........      0.900%           0.900%            0.900%            0.850%            0.850%
U.S. Large Cap........      0.825%           0.825%            0.825%            0.825%            0.800%
Growth &
Income II                   0.675%           0.675%            0.675%            0.675%            0.675%
Strategic
Opportunities               0.800%           0.800%            0.800%            0.800%            0.800%

                                             BETWEEN            BETWEEN          BETWEEN
                            FIRST        $10 MILLION AND   $50 MILLION AND   $200 MILLION AND    EXCESS OVER
PORTFOLIO                 $10 MILLION      $50 MILLION      $200 MILLION       $500 MILLION     $500 MILLION
----------------------    ------------   ---------------   ---------------   ----------------   -------------
Mid Cap Core..........      0.950%           0.900%             0.875%            0.850%            0.825%

                                                                BETWEEN          BETWEEN
                              FIRST      $100 MILLION AND   $300 MILLION AND   EXCESS OVER
PORTFOLIO                 $100 MILLION    $300 MILLION        $500 MILLION     $500 MILLION
----------------------    ------------   ----------------   ----------------   ------------
Overseas Equity.......       1.050%           1.050%             0.900%           0.850%

                                                                 BETWEEN         BETWEEN
                                                 BETWEEN       $200 MILLION    $500 MILLION
                                FIRST        $50 MILLION AND       AND             AND        EXCESS OVER
PORTFOLIO                    $50 MILLION      $200 MILLION     $500 MILLION     $1 BILLION    $1 BILLION
-------------------------    -----------     ---------------   ------------    ------------   -----------
Income & Value...........      0.800%             0.800%          0.800%          0.750%        0.750%
Money Market B...........      0.500%             0.500%          0.500%          0.470%        0.470%
500 Index B..............      0.470%             0.470%          0.470%          0.460%        0.460%
Bond Index B.............      0.470%             0.470%          0.470%          0.470%        0.470%
International Equity
  Index B................      0.550%             0.530%          0.530%          0.530%        0.530%

                              GROWTH & INCOME TRUST

                                                                 BETWEEN         BETWEEN
                                                 BETWEEN       $200 MILLION    $500 MILLION
                                FIRST        $50 MILLION AND       AND             AND        EXCESS OVER
PORTFOLIO                    $50 MILLION      $200 MILLION     $500 MILLION     $1 BILLION    $1 BILLION
-------------------------    -----------     ---------------   ------------    ------------   -----------
Growth & Income(1)              0.700%           0.700%           0.700%          0.650%         0.600%

(1) Upon the approval of shareholders, the Growth & Income advisory fee increases to:

                                                                        BETWEEN$1 BILLION
                                            BETWEEN $500 MILLION AND   AND $2.5 BILLION OF   EXCESS OF $2.5 BILLION
                  FIRST $500 MILLION OF     $1 BILLION OF AGGREGATE       AGGREGATE NET         OF AGGREGATE NET
PORTFOLIO         AGGREGATE NET ASSETS*#          NET ASSETS*#              ASSETS*#                ASSETS*#
---------------   ----------------------    ------------------------   -------------------   ----------------------
Growth &
Income Trust             0.780%                      0.760%                    0.750%                0.740%

*For the purposes of determining Aggregate Net Assets, the following net assets are included:

(a) the Growth & Income Trust, a series of John Hancock Trust,

(c) that portion of the net assets of the Managed Trust, a series of John Hancock Trust, that is managed by GMO.

(d) U.S. Core Fund, a series of John Hancock Funds III

(e) Growth & Income Fund, a series of John Hancock Funds II

(f) that portion of the net assets of the Managed Fund, a series of John Hancock Funds II, that is managed by GMO.